                                  EXHIBIT 10.29

                          DOUBLETREE HOTELS CORPORATION
                     Supplemental Executive Retirement Plan

1.       Introduction

         The Board of Directors of Doubletree Hotels Corporation (the "Company") established the Doubletree Hotels Corporation Supplemental Executive Retirement Plan (the "Plan") in order to improve the competitive nature and overall equity of total retirement income for selected key employees and to provide a means to assist the Company in attracting and retraining certain mid-career senior management employees. The Plan is effective February 15, 1997. The Plan is not a qualified plan under the Internal Revenue Code of 1986, as amended (the "Code"), and the benefits are paid to participants directly by the Company or by an entity established by the Company for the sole purpose of providing benefits under this Plan.

2.       Definitions

         (a) Average Compensation means the average of the Compensation paid to the Participant during the three calendar years, whether or not consecutive, that yields the highest number

         (b) Beneficiary means the person(s) or entity designated to receive the Plan Benefit in the event both the Participant and Surviving Spouse die before all the required Plan Benefit is paid

         (c)      Board means the Board of Directors of the Company

         (d) Change in Control is defined as the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets, the acquisition by another corporation or person of more than 50% of the Company's then-outstanding voting stock, or the liquidation of dissolution of the Company (each a "Change of Control", provided, however, that an acquisition by the General Electric Pension Trust or its affiliates, by Canadian Pacific or its affiliates, by Richard Ferris, or by Peter Ueberroth of more than 50% of the Company's then-outstanding voting stock shall not be deemed a Change of Control).

         (e) Committee means the Compensation Committee of the Board or other Committee of the Board, and any delegate of the Committee, appointed by the Board to administer this Plan

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 2

         (f) Compensation means the sum of the base salary and bonus earned by the Participant and paid by the Company for a calendar year. For purposes of this Section 2(f), an Executive's "bonus" for any calendar year shall be the Participant's annual incentive award earned for the calendar year, regardless of whether such award is determined or payable after the end of the calendar year. A Participant's Compensation shall be determined without regard to any compensation reductions or deferrals under Code section 125 or 401(k) and without regard to any salary or bonus deferrals under any nonqualified deferred compensation plans of the Company

         (g) Early Retirement Date means the date prior to the Normal Retirement date which is the first day of the month coincident with or next following a Participant's retirement from the Company after attaining age 55 but prior to attaining age 60

         (h) Normal Retirement Date means the first day of the month coincident with or next following a Participant's retirement from the Company after attaining age 60

         (i)      Participant means an executive designated according to
                  Section 3.

         (j) Participant Vesting Percentage is the product of the number of years of service of the Participant multiplied by 10%, with a maximum of 100%

         (k) Plan Benefit means an annual benefit payable under the terms of the Plan as defined in Section 5

         (l) Surviving Spouse means the person to whom the Participant is legally married on the date of death of the Participant and who survives the Participant

         (m) Total and Permanent Disability means a disability which entitles the Participant to benefits under any long-term disability plan maintained by the Company or, in the absence of such a plan, entitles the Participant to Social Security disability benefits

         (n) Years of Service means the Participant's total years of service with the Company, as determined by the Committee, for purposes of determining a benefit under this Plan.

3.       Participation

         An Executive shall become a Participant in the Plan if and when nominated for participation by the Company's Chief Executive Officer and approved by the Committee; provided, however, that participation in the Plan by such Chief Executive Officer will occur following nomination and approval by the Committee alone.

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 3

         Upon the recommendation of the Company's Chief Executive Officer, the Committee may terminate a Participant's active participation in the Plan if there has been, at any time, a reduction in the Participant's title, responsibilities (including reporting responsibilities) or authority, whether or not such reduction places the Participant below any level at which he previously was during the term of the Participant's employment with the Company.

         In the case of a termination of active participation described above, the affected Participant's Average Compensation will be calculated and frozen as of the date of such termination and the participant will be entitled to receive a Plan benefit only if the Participant otherwise qualifies hereunder. Except for purposes of receiving a vested Plan Benefit, participation hereunder shall terminate on the date a Participant terminates employment with the Company.

4.       Vesting

         A Participant will vest in the Plan Benefit at the rate of 10% per year of service with the Company, unless otherwise determined by the Committee. However, in the case of Richard Kelleher and William Perocchi, the two participants will have a Participant Vesting Percentage of 100% as of the effective date of the Plan. Upon a Change of Control, all Participants will have a Participant Vesting Percentage of 100%.

5.       Plan Benefit

         (a) Normal Retirement. Upon retirement at the Normal Retirement Date or later, the Participant will receive a Plan Benefit equal to [(i) x (ii)] where

                  (i) = 60% of Average Compensation
                  (ii) = Participant Vesting Percentage

         (b) Early Retirement. Upon retirement at an Early Retirement Date, the Participant will receive a Plan Benefit equal to [(i) x
                  (ii)] where

                  (i) = Applicable Percent of Average Compensation from the
                        chart below
                  (ii) = Participant Vesting Percentage

                  The Applicable Percent varies based upon the Participant's age at Early Retirement as follows

                           Age at                    Applicable
                      Early Retirement                 Percent
                             59                          58%
                             58                          56%
                             57                          54%
                             56                          52%
                             55                          50%

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 4

                  For purposes of this Plan Benefit, the "Age at Early Retirement" will be the Participant's age closest to the retirement date of the Participant, rounded to the nearest whole year. However, in no case will any Plan Benefit become available until the Participant achieves their 55th birthday.

          (c) Benefit Upon Termination. Should a Participant terminate employment with the Company after vesting in any Plan Benefit, the Plan Benefit will be calculated based upon the Participant Vesting Percentage using the formula in Section 5 (a) or 5
                  (b), as appropriate, determined based upon the age at which the Participant requests their vested Plan Benefit to begin.

         (d) Benefit Upon Death or Disability. In the event of a Participant's death prior to receiving any Plan Benefit, any vested benefit will be available to the Participant's Spouse. This Plan Benefit will be calculated based on the Participant's Vesting Percentage as of the date of death. The Plan Benefit will be payable at the request of the Surviving Spouse, starting no earlier than the time the Participant would have reached age 55. The Plan Benefit will be calculated based upon the formula in Section 5(a) or 5(b) as appropriate, determined by the age the Participant would have reached as of the time the Plan Benefit begins.

                  In the event of a Participant's permanent disability prior to receiving any Plan Benefit, any vested Plan Benefit will be available, calculated based on the Participant's Vesting Percentage as of the date of permanent disability. The Plan Benefit will be payable at the request of the Participant beginning no earlier than age 55, with the Plan Benefit calculated based upon Section 5(a) or 5(b), as appropriate, determined by the age of the Participant at the time the Plan Benefit is requested to begin.

         (e) Change of Control: Upon a change of Control of the Company, the Plan Benefit will be calculated as defined in Section 5(a) for all Participants regardless of their age at retirement. Any Plan Benefit following a Change of Control will be payable starting at the time the Change of Control occurs, or upon the Participant's retirement, whichever is later. In addition, should the Plan Benefit payable upon a Change of Control constitute a Parachute Payment that is subject to the "golden parachute" rules of Code section 280G and the excise tax of Code section 4999, the Company will pay all golden parachute taxes plus an additional amount ("gross up") necessary to cover the taxes on the golden parachute tax payments made on behalf of the Participant by the Company

6.       Form of Payment

                  The following forms of payment of the Plan Benefit are available:

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 5

          (a) Joint and Survivor Benefit: The normal form of the Plan Benefit will be payable as a Joint and Survivor benefit, defined as an annuity for the life of the Participant with a survivor annuity for the life of the Surviving Spouse which is equal to 50% of the amount of the annuity which is payable during the joint lives of the Participant and Surviving Spouse and which is the actuarial equivalent of an annuity for the life of the Participant. However, the Plan Benefit will be payable for a minimum of ten years ("Ten Year Certain") starting with the date the Participant elects to receive the Plan Benefit. Should both the Participant and the Surviving Spouse die prior to the payment of the Plan Benefit for ten years, the Plan Benefit payable for the remainder of the Ten Year Certain period would be made to the designated Beneficiary. All Plan Benefits will be paid in 12 equal monthly installments.

         (b) Lump Sum Benefit: At the time an executive is designated a Participant in the Plan, the Participant may elect to receive a lump sum ("Lump Sum") payment of the Plan Benefit. This Lump Sum payment will be calculated and paid at the date the Plan Benefit begins. The present value for the Lump Sum will be calculated using (i) a discount rate equal to the annual interest rate payable on Five Year Treasury Bills as quoted in the Wall Street Journal as of the date the Plan Benefit begins, and (ii) the GAM Mortality Table.

         (c) Change of Control: Upon a Change of Control, any Participant who did not elect a Lump Sum, as defined in Section 6(b), may then elect to receive a Lump Sum benefit upon retirement.

7.       Funding

         The Plan Benefit shall be paid from the general assets of the Company. The Company in its sole discretion may earmark assets or use other means to meet the benefit obligations provided under the Plan. Title to and beneficial ownership of any assets which the Company may earmark to meet the benefit obligations shall at all times remain in the Company; and neither a Participant, Surviving Spouse, or Beneficiary shall have any proprietary or property interest whatsoever in any specific assets of the Company.

         Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and a Participant or any other person. However, notwithstanding the forgoing, the Company may use one or more irrevocable grantor trusts as mechanisms for funding benefits hereunder. Any assets which may be earmarked to meet an the Company's benefit obligation provided under the Plan shall continue for all purposes to be part of the general funds of the Company and no person other than the Company shall, by virtue of the provisions of the Plan, have any interest in such assets. The right of a Participant, Surviving Spouse or Beneficiary to a Plan Benefit shall be no greater than that of an unsecured general creditor of the Company.

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 6

8.        Miscellaneous Provisions

          (a) The Plan does not constitute a contract of employment, and participation in the Plan shall not give any Participant the right to be retained in the service of the Company or any right or claim to a Benefit under the Plan, unless such right or claim has specifically accrued under the terms of this document

         (b) The right of a Participant to the payment of a Plan Benefit under the Plan shall not be assigned, transferred, pledged or encumbered

         (c) The captions of the articles of the Plan document are inserted for convenience of reference only and shall not be considered in the construction thereof

         (d) Wherever any word is used herein in the singular form, it shall be construed as though it were used in the plural form, as the context requires, and vice versa

         (e) A masculine, feminine or neuter pronoun, whenever used herein, shall be construed to include all genders, as the context requires

         (f) In the event any provision in the Plan document shall be held illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining provisions hereof, and the Plan document shall be construed and enforced as if such illegal or invalid provision was not contained herein

         (g) Except to the extent preempted by federal law, this Plan document shall be construed, administered and enforced in accordance with the domestic internal law of the State of Arizona

         (h) Notwithstanding anything herein to the contrary, any Plan Benefit payable to, or on account of, a Participant shall be forfeited if (i) the Participant admits or is judicially proven to have committed fraud or dishonesty toward the Company (or any business affiliated with the Company, or any individual or company doing business with any of them); or
                  (ii) the Participant is convicted of, or pleads nolo contendere to, a felony not otherwise described in Clause (i) above. In the case of a violation of Clause (i), upon demand of the Company, a Participant shall immediately be obligated to reimburse the Company for all amounts received under this Plan. In the case of a violation of Clause (ii), upon demand of the Company, a Participant shall immediately be obligated to reimburse the Company for all amounts received under the Plan following the first occurrence of an event giving rise to such a visitation.

                           *               *                 *

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 7

In witness thereof, the Company has caused this Plan document to be executed on it's behalf, and on behalf of all Participants, by the Committee as of February 15, 1997.

                              DOUBLETREE HOTELS CORPORATION


                          By: /s/ Richard Ferris
                             ----------------------------------
                                        Richard Ferris
                                  Co-Chairman of the Board


                       Attest: /s/ William L. Perocchi
                              ---------------------------------
                                           (Name)

                              Exec VP & CFO
                              ---------------------------------
                                           (Title)
                                Doubletree Hotels Corporation

Doubletree Hotels Corporation
Supplemental Executive Retirement Plan
Page 7

In witness thereof, the Company has caused this Plan document to be executed on it's behalf, and on behalf of all Participants, by the Committee as of February 15, 1997.

                          DOUBLETREE HOTELS CORPORATION


                       By:  /s/ Richard Ferris
                          ----------------------------------
                                      Richard Ferris
                                  Co-Chairman of the Board

                    Attest: /s/ Richard M. Kelleher
                           ---------------------------------
                                       (Name)

                            President and C.E.O.
                            --------------------------------
                                       (Title)
                              Doubletree Hotels Corporation

                          DOUBLETREE HOTELS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         Lump Sum Benefit Election Form

I have read the provisions of the Doubletree Hotels Corporation Supplemental Executive Retirement Plan (the "Plan"), including Section 6 regarding Form of Payment.

I hereby elect to have the Plan Benefit provided as a Lump Sum Benefit, calculated as described in Section 6(b) of the Plan.

This election is considered final and cannot be changed unless superseded by an election form signed and executed on a date following the date shown below.



By:   /s/ William L. Perocchi              Date:   6/5/97
   ----------------------------                 -------------------------
          Name (Signature)

          William L. Perocchi
   ----------------------------
            Name (Print)

Attest: /s/ Richard Ferris                 Date:   6-10-97
       ------------------------                 --------------------------
          Name (Signature)

            Richard Ferris
       ------------------------
             Name (Print)

            Co-Chairman
       ------------------------
       Title (Doubletree Hotels
            Corporation)

                         DOUBLETREE HOTELS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         Lump Sum Benefit Election Form

I have read the provisions of the Doubletree Hotels Corporation Supplemental Executive Retirement Plan (the "Plan"), including Section 6 regarding Form of Payment.

I hereby elect to have the Plan Benefit provided as a Lump Sum Benefit, calculated as described in Section 6(b) of the Plan.

This election is considered final and cannot be changed unless superseded by an election form signed and executed on a date following the date shown below.


By:   /s/ Richard M. Kelleher              Date:   6-6-97
   ----------------------------                 -------------------------
          Name (Signature)

          Richard M. Kelleher
   ----------------------------
            Name (Print)

Attest: /s/ Richard Ferris                 Date:   6-10-97
       ------------------------                 --------------------------
          Name (Signature)

            Richard Ferris
       ------------------------
             Name (Print)

            Co-Chairman
       ------------------------
       Title (Doubletree Hotels
            Corporation)

                                              [DOULETREE CORPORATION LETTERHEAD]


                                December 9, 1997

Richard M. Kelleher
President & Chief Executive Officer
         and
William L. Perocchi
Executive V.P. & Chief Financial Officer

Doubletree Corporation
410 North 44th Street, Suite 700
Phoenix, Arizona 85008

Dear Gentlemen:

         This letter will clarify the application of the Doubletree Hotels Corporation Supplemental Executive Retirement Plan (the "SERP") upon the occurrence of a "Change of Control" thereunder. This letter does not represent an amendment or change to the SERP, nor does it supersede any otherwise applicable provision of the SERP. All capitalized terms set forth below that are not defined herein are used as defined in the SERP.

         1. Plan Participants. The only Participants of the SERP, as of the date of this letter, are Richard M. Kelleher and William L. Perocchi. Both such Participants have elected a lump-sum form of payment pursuant to Section 6(b) of the SERP. All SERP benefits of Mr. Kelleher and Mr. Perocchi are fully vested pursuant to the terms of the SERP.

         2. Plan Benefit. The effect of a Change of Control on a Participant's Plan Benefit is to increase his Applicable Percent to 60% of Average Compensation at the time of retirement, regardless of his age at retirement. This would apply to Participants retiring prior to attaining the Early Retirement Date under the SERP (age 55), as well as to Participants retiring on or after such date.

         3. Benefit Commencement. Upon a Change of Control, Plan Benefits are payable to a Participant at the later of (i) the time of the Change of Control or (ii) the Participant's retirement. Thus, a Participant who remains employed following a Change of Control will commence his benefit upon his retirement (or later date that he may elect through his Normal Retirement Date), based on 60% of Average Compensation at the time of his retirement.

         4. Benefit Amount. The amount of the Plan Benefit payable as a lump-sum is calculated using the interest rate and mortality assumptions set forth in Section 6(b) of the SERP. In the case of a Plan Benefit that commences prior to a Participant's attainment of the Early Retirement Date (age 55), the amount of such benefit would be discounted to present value at the time of payment (using the interest rate applicable under Section 6(b) assuming that the full 60% Plan Benefit would otherwise have been payable at age 55 (and based on the mortality assumption under Section 6(b) applicable to a Participant retiring at such age). The amount of any SERP benefit that commences on or after attainment of the Early Retirement Date would not be discounted.

         5. Proposed Merger. The consummation of the proposed merger contemplated by the Agreement and Plan of Merger dated September 1, 1997 among Doubletree Corporation, Promus Hotel Corporation and Parent Holding Corp., will constitute a Change of Control for purposes of the SERP.










                                            Sincerely,

                                            /s/ Richard J. Ferris

                                            Richard J. Ferris
                                            Co-Chairman of the Board